March 1, 2014

Summary
Prospectus

Diversified Stock Fund

Class A  SRVEX

Class C  VDSCX

Class I  VDSIX

Class R  GRINX

Class R6  VDSRX

Class Y  VDSYX

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated March 1, 2014 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e-mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

VictoryMail@VCM.com
800-539-FUND

(800-539-3863)

Diversified Stock Fund Summary

Investment Objective

The Fund seeks to provide long-term growth of capital.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 13 of the Fund's Prospectus and in Additional Purchase, Exchange and Redemption Information on page 42 of the Fund's Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class I	Class R	Class R6[1]	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE[2]	1.00%[3]	NONE	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%	0.00%
Other Expenses[4]	0.21%	0.28%	0.20%	0.26%	0.26%	0.39%
Total Annual Fund Operating Expense	1.08%	1.90%	0.82%	1.38%	0.88%	1.01%
Fee Waiver/Expense Reimbursement	0.00%	0.00%	0.00%	0.00%	(0.10)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.08%	1.90%	0.82%	1.38%	0.78%[5]	0.86%[5]

1Expenses for Class R6 shares are estimated for the current fiscal year because Class R6 shares are new as of the date of this prospectus.

2A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see 'Choosing a Share Class' beginning on page 17 of the Fund's Prospectus.

3The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

4Other Expenses include Acquired Fund Fees and Expenses that were less than 0.01%.

5The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) of Class R6 and Class Y shares do not exceed 0.78% and 0.86%, respectively, until at least February 28, 2017. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement.

Diversified Stock Fund Summary (continued)

Fees and Expenses of the Fund (continued)

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$679	$899	$1,136	$1,816
Class C (If you sell your shares at the end of the period.)	$293	$597	$1,026	$2,222
Class I	$84	$262	$455	$1,014
Class R	$140	$437	$755	$1,657
Class R6	$80	$249	$457	$1,056
Class Y	$88	$274	$512	$1,193

The following example makes the same assumptions as the example above, except that it assumes you do not sell your shares at the end of the period.

	1 Year	3 Years	5 Years	10 Years
Class C	$193	$597	$1,026	$2,222
(If you do not sell your shares at the end of the period.)

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 89% of the average value of its portfolio.

Diversified Stock Fund Summary (continued)

Principal Investment Strategy

The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in common stock, which includes securities convertible or exchangeable into common stock traded on U.S. exchanges. The Fund's investments include securities issued by established, large-cap companies. The Fund's investments include the securities of large, established foreign issuers that are traded on U.S. exchanges, including American and Global Depository Receipts (ADRs and GDRs). The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

The Fund invests in both growth and value securities.

■  Growth securities are stocks of companies that the Adviser believes will experience earnings growth; and

■  Value securities are stocks that the Adviser believes are intrinsically worth more than their market value.

The Adviser employs both a top-down and bottom-up methodology to construct a diversified portfolio that avoids excessive sector and security concentrations. The Adviser pursues investments that it believes are statistically cheap or intrinsically undervalued given growth prospects, while trying to identify the presence of a catalyst for future growth (e.g., acquisition, new products, economic cycle or management change). The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund's investments are subject to the following principal risks:

■  Growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, and they may fall out of favor if the companies' earnings growth does not meet expectations.

■  Value stocks may fall out of favor with investors and may underperform growth stocks in an up market. The intrinsic value of value stocks may never be fully recognized by the market or their price may decline.

■  The portfolio manager may not execute the Fund's principal investment strategies effectively.

■  Foreign securities (including ADRs and GDRs) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Diversified Stock Fund Summary (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C, Class I and Class R shares of the Fund, including applicable maximum sales charges, compare to those of the S&P 500 Index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com. Past performance information is not presented for Class R6 or Class Y shares as those share classes do not yet have a full calendar year of performance history.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one were included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest  15.03% (quarter ended September 30, 2009)

Lowest  -24.46% (quarter ended December 31, 2008)

Diversified Stock Fund Summary (continued)

Average Annual Total Returns (For the Periods ended December 31, 2013)	1 Year	5 Years	10 Years (or Life of Class)
CLASS A
Before Taxes	26.69%	14.51%	6.57%
After Taxes on Distributions	25.93%	14.24%	5.89%
After Taxes on Distributions and Sale of Fund Shares	15.70%	11.70%	5.21%
CLASS C
Before Taxes	32.41%	14.94%	6.36%
CLASS I
Before Taxes	34.84%	16.20%	5.22%[1]
CLASS R
Before Taxes	34.07%	15.57%	6.90%
INDEX
S&P 500 Index Index returns reflect no deduction for fees, expenses, or taxes.	32.39%	17.94%	7.41%

1Performance is from August 31, 2007, inception date of Class I shares.

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Managers

Lawrence G. Babin is a Co-Chief Investment Officer (Diversified Equity) of the Adviser, and has been the Lead Portfolio Manager of the Fund since its inception in 1989.

Paul D. Danes is a Co-Chief Investment Officer (Diversified Equity) of the Adviser, and has been a Portfolio Manager of the Fund since 2000.

Carolyn M. Rains is a Portfolio Manager/Analyst of the Adviser, and has been a Portfolio Manager or Associate Portfolio Manager of the Fund since 2000.

Martin L. Shagrin is a Portfolio Manager/Analyst of the Adviser, and has been a Portfolio Manager of the Fund since 2014.

Thomas J. Uutala is a Portfolio Manager/Analyst of the Adviser, and has been a Portfolio Manager of the Fund since 2014.

Diversified Stock Fund Summary (continued)

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption request may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (NAV) after the Fund receives your request in good order.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services for investments in all classes except Class R6. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

VF-DSF-SUMPRO (3/14)